EXHIBIT 4.1


                            FORM OF STOCK CERTIFICATE

                                  TEXT ON FACE

NUMBER                                                                    SHARES
______                                                                    ______

                                CARLATERAL, INC.

               Incorporated Under the Laws of the State of Nevada

PAR VALUE $0.001                                           CUSIP NO. ___________
COMMON STOCK

This Certifies that ____________________________________________________________

is the owner of ________________________________________________________________


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.001 EACH OF

                                CARLATERAL, INC.


transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:
                                            Countersigned and Registered:

_________________________                   The transfer agent, Inc.
President                                   (City, State) Transfer Agent

                                            By _________________________________
                                               Authorized Signature


                                [Corporate Seal]


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                                 TEXT ON REVERSE


         The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitation, and relative rights of the shares of each class or series authorized to be issued, so far as they will have been determined, and the authority of the Board of Directors to determine the relative rights and preferences of subsequent classes or series.

   For value received ________ hereby sell, assign and transfer unto ________

________________________________________________________________________________

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________________

Attorney to transfer the said shares on the Books of the within named Corporation with full power of substitution in the premises.

Dated _________________, 20___                      ____________________________

IN PRESENCE OF__________________________________________________________________